Exhibit 99.2

Supplemental Financial Information
Fourth Quarter 2017

PRIMERICA, INC.
Table of Contents	Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income GAAP to non-GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2016.

PRIMERICA, INC.
Preface	Financial Supplement

FOURTH QUARTER 2017

This document is a financial supplement to our fourth quarter 2017 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of realized investment gains and losses and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations. We exclude the one-time transition impact from Tax Reform recognized in the fourth quarter of 2017 to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated  with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

PRIMERICA, INC.
Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	Financial Supplement

(Dollars in thousands)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,965,576	$1,968,419	$2,027,735	$2,047,095	$2,087,607	$2,110,131	$2,139,275	$2,157,513	$2,287,955
Securities held to maturity	365,220	404,860	431,000	454,000	503,230	535,160	635,690	688,840	737,150
Total investments and cash	2,330,796	2,373,279	2,458,735	2,501,095	2,590,837	2,645,291	2,774,965	2,846,353	3,025,105
Due from reinsurers	4,110,628	4,160,266	4,147,284	4,161,537	4,193,562	4,219,547	4,191,754	4,238,978	4,205,173
Deferred policy acquisition costs	1,500,259	1,559,833	1,619,236	1,672,454	1,713,065	1,767,681	1,833,877	1,900,122	1,951,892
Other assets	605,200	656,871	669,723	685,779	653,525	681,156	719,765	734,425	705,661
Separate account assets	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872
Total assets	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704

Liabilities:
Future policy benefits	$5,431,711	$5,518,834	$5,581,043	$5,629,967	$5,673,890	$5,736,313	$5,812,217	$5,894,882	$5,954,524
Other policy liabilities	604,061	607,225	597,728	605,666	631,700	642,640	645,443	656,434	685,885
Income taxes	148,125	177,457	199,985	215,454	225,006	237,719	241,314	255,877	177,468
Other liabilities	408,757	409,870	413,888	426,970	449,963	449,734	428,176	463,926	451,398
Notes payable	372,552	372,643	372,735	372,827	372,919	373,011	373,103	373,196	373,288
Surplus note	364,424	404,079	430,233	453,247	502,491	534,435	634,980	688,055	736,381
Payable under securities lending	71,482	87,383	91,901	95,843	73,646	93,326	115,875	106,978	89,786
Separate account liabilities	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937	2,486,960	2,572,872
Total liabilities	9,465,010	9,841,598	9,998,636	10,147,790	10,217,568	10,423,499	10,676,044	10,926,309	11,041,603
Stockholders’ equity:
Common stock ($0.01 par value) (1)	483	473	466	460	457	455	450	444	443
Paid-in capital	180,250	137,857	102,824	66,510	52,468	28,606	(0)	(0)	(0)
Retained earnings	952,804	989,685	1,040,860	1,090,388	1,138,851	1,182,038	1,224,375	1,228,546	1,375,090
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883	47,191	39,686
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)	(143)	(113)
Cumulative translation adjustment	(19,801)	(3,933)	(5,091)	(8,227)	(13,193)	(12,082)	(5,401)	4,492	3,995
Total stockholders’ equity	1,145,772	1,172,759	1,207,465	1,220,891	1,221,374	1,246,497	1,269,253	1,280,530	1,419,101
Total liabilities and stockholders' equity	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297	$12,206,839	$12,460,704

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883	47,191	39,686
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)	(143)	(113)
Total reconciling items	32,036	48,678	68,405	71,760	42,791	47,479	49,829	47,048	39,573
Total stockholders’ equity	$1,145,772	$1,172,759	$1,207,465	$1,220,891	$1,221,374	$1,246,497	$1,269,253	$1,280,530	$1,419,101

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482
Net Income	47,948	45,176	59,326	58,038	56,874	52,069	63,107	66,635	168,443
Shareholder dividends	(7,893)	(8,295)	(8,151)	(8,511)	(8,410)	(8,882)	(8,799)	(9,120)	(9,020)
Retirement of shares and warrants	(20,538)	(52,988)	(41,330)	(41,012)	(18,697)	(36,353)	(45,185)	(57,916)	(17,318)
Net foreign currency translation adjustment	(8,116)	15,867	(1,157)	(3,136)	(4,966)	1,111	6,681	9,893	(497)
Other, net	5,471	10,585	6,290	4,692	4,653	12,489	4,602	4,565	4,437
Balance, end of period	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424	$1,233,482	$1,379,528

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122
General expenses deferred	7,951	8,443	9,138	9,202	8,226	9,489	9,061	9,350	8,887
Commission costs deferred	77,810	81,174	89,783	91,783	89,647	95,923	99,341	102,113	99,411
Amortization of deferred policy acquisition costs	(44,334)	(43,129)	(38,720)	(45,428)	(53,305)	(51,850)	(47,861)	(53,384)	(56,304)
Foreign currency impact and other, net	(6,343)	13,086	(798)	(2,339)	(3,957)	1,054	5,653	8,166	(224)
Balance, end of period	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681	$1,833,877	$1,900,122	$1,951,892

(1)	Outstanding common shares exclude restricted stock units.

PRIMERICA, INC.
Financial Results and Other Statistical Data	Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	45,983,783	45,317,641	44,809,433	(1,634,769)	-3.5%	47,411,145	45,598,180	(1,812,965)	-3.8%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$168,443	$111,569	nm	$219,414	$350,255	$130,841	59.6%
Less income attributable to unvested participating securities	(370)	(491)	(494)	(482)	(421)	(430)	(465)	(1,171)	(689)	-143.1%	(1,835)	(2,526)	(691)	-37.7%
Net income used in computing basic EPS	$44,806	$58,835	$57,544	$56,392	$51,648	$62,677	$66,170	$167,272	$110,880	nm	$217,579	$347,729	$130,150	59.8%
Basic earnings per share	$0.92	$1.23	$1.22	$1.21	$1.12	$1.36	$1.46	$3.73	$2.52	nm	$4.59	$7.63	$3.04	66.2%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$72,258	$16,341	29.2%	$216,762	$253,893	$37,131	17.1%
Less operating income attributable to unvested participating securities	(375)	(472)	(494)	(474)	(421)	(430)	(465)	(502)	(29)	-6.1%	(1,813)	(1,831)	(18)	-1.0%
Adjusted Net operating income used in computing basic operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$62,609	$66,156	$71,755	$16,312	29.4%	$214,950	$252,062	$37,113	17.3%
Basic adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$1.36	$1.46	$1.60	$0.41	34.1%	$4.53	$5.53	$0.99	21.9%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	45,983,783	45,317,641	44,809,433	(1,634,769)	-3.5%	47,411,145	45,598,180	(1,812,965)	-3.8%
Dilutive impact of contingently issuable shares	24,090	49,680	42,632	51,274	72,947	86,550	89,455	107,386	56,112	109.4%	41,919	91,012	49,093	117.1%
Shares used to calculate diluted EPS	48,573,670	47,707,329	47,050,835	46,495,476	46,374,286	46,070,333	45,407,096	44,916,819	(1,578,657)	-3.4%	47,453,064	45,689,192	(1,763,872)	-3.7%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$168,443	$111,569	nm	$219,414	$350,255	$130,841	59.6%
Less income attributable to unvested participating securities	(370)	(490)	(493)	(481)	(421)	(430)	(464)	(1,169)	(687)	-142.8%	(1,833)	(2,521)	(688)	-37.5%
Net income used in computing diluted EPS	$44,806	$58,835	$57,544	$56,393	$51,648	$62,677	$66,171	$167,275	$110,882	nm	$217,581	$347,734	$130,153	59.8%
Diluted earnings per share	$0.92	$1.23	$1.22	$1.21	$1.11	$1.36	$1.46	$3.72	$2.51	nm	$4.59	$7.61	$3.03	66.0%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$72,258	$16,341	29.2%	$216,762	$253,893	$37,131	17.1%
Less operating income attributable to unvested participating securities	(374)	(472)	(494)	(473)	(420)	(429)	(464)	(501)	(28)	-5.9%	(1,811)	(1,828)	(16)	-0.9%
Adjusted Net operating income used in computing diluted operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$62,609	$66,156	$71,756	$16,313	29.4%	$214,951	$252,065	$37,115	17.3%
Diluted adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$1.36	$1.46	$1.60	$0.41	34.0%	$4.53	$5.52	$0.99	21.8%

	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Q1 2017		Q2 2017		Q3 2017		Q4 2017		YOY Q4							YOY YTD
																	Change		% Change	YTD 2016		YTD 2017		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,159,266		$1,190,112		$1,214,178		$1,221,133		$1,233,936		$1,257,875		$1,274,892		$1,349,815		$128,683		10.5%	$1,196,172		$1,279,129		$82,957		6.9%
Average adjusted stockholders' equity	$1,118,909		$1,131,571		$1,144,095		$1,163,857		$1,188,801		$1,209,221		$1,226,453		$1,306,505		$142,648		12.3%	$1,139,608		$1,232,745		$93,137		8.2%

Net income return on stockholders' equity	15.6%		19.9%		19.1%		18.6%		16.9%		20.1%		20.9%		49.9%		31.3%		nm	18.3%		27.4%		9.0%		nm
Net income return on adjusted stockholders' equity	16.2%		21.0%		20.3%		19.5%		17.5%		20.9%		21.7%		51.6%		32.0%		nm	19.3%		28.4%		9.2%		nm

Adjusted Net operating income return on adjusted stockholders' equity	16.3%		20.2%		20.3%		19.2%		17.5%		20.9%		21.7%		22.1%		2.9%		nm	19.0%		20.6%		1.6%		nm

Capital Structure
Debt-to-capital (1)	24.1%		23.6%		23.4%		23.4%		23.0%		22.7%		22.6%		20.8%		-2.6%		nm	23.4%		20.8%		-2.6%		nm

Cash and invested assets to stockholders' equity	2.0	x	2.0	x	2.0	x	2.1	x	2.1	x	2.2	x	2.2	x	2.1	x	0.0	x	nm	2.1	x	2.1	x	0.0	x	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.2	x	2.2	x	2.2	x	2.2	x	2.3	x	2.3	x	2.2	x	(0.0x	)	nm	2.2	x	2.2	x	(0.0x	)	nm

Share count, end of period (2)	47,295,175		46,601,587		45,961,671		45,720,822		45,549,739		45,034,788		44,380,349		44,251,256		(1,469,566)		-3.2%	45,720,822		44,251,256		(1,469,566)		-3.2%
Adjusted stockholders' equity per share	$23.77		$24.44		$25.00		$25.78		$26.32		$27.08		$27.79		$31.17		$5.40		20.9%	$25.78		$31.17		$5.40		20.9%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

PRIMERICA, INC.
Statements of Income	Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$597,130	$612,189	$616,587	$618,362	$627,698	$637,426	$646,079	$650,906	$32,544	5.3%	$2,444,268	$2,562,109	$117,841	4.8%
Ceded premiums	(395,333)	(406,683)	(399,676)	(398,867)	(399,769)	(406,043)	(397,641)	(397,318)	1,548	0.4%	(1,600,559)	(1,600,771)	(212)	nm
Net premiums	201,797	205,506	216,911	219,495	227,929	231,384	248,438	253,587	34,092	15.5%	843,709	961,338	117,630	13.9%
Net investment income	21,238	20,389	19,399	17,999	19,894	19,742	19,922	19,459	1,460	8.1%	79,025	79,017	(8)	nm
Commissions and fees:
Sales-based (1)	56,220	59,057	55,149	56,894	60,517	60,692	53,488	58,307	1,413	2.5%	227,320	233,005	5,685	2.5%
Asset-based (2)	55,306	59,541	60,759	61,997	64,474	67,424	70,279	72,982	10,984	17.7%	237,604	275,158	37,554	15.8%
Account-based (3)	11,309	11,611	11,899	16,043	13,217	13,282	13,811	14,720	(1,323)	-8.2%	50,861	55,030	4,168	8.2%
Other commissions and fees	5,987	6,692	6,476	6,747	6,060	6,919	7,049	8,097	1,350	20.0%	25,902	28,125	2,223	8.6%
Realized investment (losses) gains	(783)	3,440	(35)	1,465	134	104	22	1,079	(387)	-26.4%	4,088	1,339	(2,749)	-67.2%
Other, net	11,527	12,757	13,069	13,224	12,939	14,150	14,291	14,710	1,487	11.2%	50,576	56,091	5,514	10.9%
Total revenues	362,601	378,993	383,626	393,864	405,164	413,696	427,300	442,941	49,077	12.5%	1,519,084	1,689,102	170,017	11.2%
Benefits and expenses:
Benefits and claims	90,977	88,984	93,022	94,672	102,385	99,512	105,864	108,259	13,587	14.4%	367,655	416,019	48,364	13.2%
Amortization of DAC	43,129	38,720	45,428	53,305	51,850	47,861	53,384	56,304	3,000	5.6%	180,582	209,399	28,817	16.0%
Insurance commissions	4,147	4,472	4,709	4,456	4,899	5,157	5,593	5,459	1,003	22.5%	17,783	21,108	3,325	18.7%
Insurance expenses	33,130	32,906	32,837	33,476	37,621	36,920	37,636	35,102	1,627	4.9%	132,348	147,280	14,932	11.3%
Sales commissions:
Sales-based (1)	40,327	42,040	38,276	40,031	43,209	43,253	38,338	41,261	1,230	3.1%	160,674	166,061	5,388	3.4%
Asset-based (2)	23,093	24,907	25,271	26,368	27,630	28,965	30,220	31,698	5,330	20.2%	99,639	118,513	18,874	18.9%
Other sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	3,463	3,864	936	32.0%	12,502	13,414	912	7.3%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	7,074	7,143	(14)	-0.2%	28,691	28,488	(203)	-0.7%
Other operating expenses	47,190	44,708	45,309	44,408	52,736	45,274	45,528	45,762	1,354	3.0%	181,615	189,301	7,686	4.2%
Total benefits and expenses	292,388	287,113	295,189	306,799	330,322	317,308	327,100	334,852	28,053	9.1%	1,181,489	1,309,582	128,094	10.8%
Income before income taxes	70,213	91,880	88,438	87,065	74,841	96,389	100,200	108,089	21,024	24.1%	337,596	379,519	41,924	12.4%
Income taxes	25,037	32,554	30,400	30,191	22,772	33,282	33,565	(60,355)	(90,545)	nm	118,181	29,265	(88,917)	-75.2%
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$168,443	$111,569	nm	$219,414	$350,255	$130,841	59.6%

Income Before Income Taxes by Segment
Term Life	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$68,237	$17,110	33.5%	$213,361	$245,657	$32,296	15.1%
Investment & Savings Products	31,691	36,065	35,759	40,840	37,119	39,684	39,050	46,982	6,141	15.0%	144,355	162,835	18,480	12.8%
Corporate & Other Distributed Products	(7,558)	(2,202)	(5,458)	(4,903)	(11,300)	(5,149)	(5,392)	(7,131)	(2,228)	-45.4%	(20,121)	(28,973)	(8,852)	-44.0%
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$100,200	$108,089	$21,024	24.1%	$337,596	$379,519	$41,924	12.4%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

PRIMERICA, INC.
Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	Financial Supplement

									YOY Q4				YOY YTD
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$644,373	$32,791	5.4%	$2,413,340	$2,534,068	$120,729	5.0%
Less: Premiums ceded to IPO Coinsurers	321,494	322,767	319,516	315,955	312,982	308,323	304,580	300,144	(15,811)	-5.0%	1,279,733	1,226,028	(53,705)	-4.2%
Term Life adjusted direct premiums	$267,750	$281,350	$288,879	$295,628	$307,397	$322,163	$334,251	$344,230	$48,602	16.4%	$1,133,607	$1,308,041	$174,434	15.4%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(393,271)	$(404,492)	$(397,214)	$(396,157)	$(398,077)	$(404,175)	$(395,772)	$(394,987)	$1,170	0.3%	$(1,591,133)	$(1,593,011)	$(1,878)	-0.1%
Less: Premiums ceded to IPO Coinsurers	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	(300,144)	15,811	5.0%	(1,279,733)	(1,226,028)	53,705	4.2%
Term Life other ceded premiums	$(71,776)	$(81,725)	$(77,697)	$(80,202)	$(85,095)	$(95,852)	$(91,193)	$(94,843)	$(14,641)	-18.3%	$(311,400)	$(366,983)	$(55,583)	-17.8%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$362,601	$378,993	$383,626	$393,864	$405,164	$413,696	$427,300	$442,941	$49,077	12.5%	$1,519,084	$1,689,102	$170,017	11.2%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	1,079	nm	nm	4,088	1,339	nm	nm
Adjusted operating revenues	$363,384	$375,553	$383,661	$392,399	$405,030	$413,592	$427,278	$441,862	$49,464	12.6%	$1,514,996	$1,687,763	$172,766	11.4%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$100,200	$108,089	$21,024	24.1%	$337,596	$379,519	$41,924	12.4%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	1,079	nm	nm	4,088	1,339	nm	nm
Adjusted operating income before income taxes	$70,996	$88,440	$88,472	$85,599	$74,708	$96,285	$100,178	$107,010	$21,410	25.0%	$333,508	$378,180	$44,673	13.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$66,635	$168,443	$111,569	nm	$219,414	$350,255	$130,841	59.6%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	22	1,079	nm	nm	4,088	1,339	nm	nm
Less: Tax impact of realized investment gains/(losses)	279	(1,219)	12	(508)	(41)	(36)	(8)	(350)	nm	nm	(1,436)	(434)	nm	nm
Less: Transition impact of tax reform (1)	—	—	—	—	—	—	—	95,457	nm	nm	—	95,457	nm	nm
Adjusted net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$66,620	$72,258	$16,341	29.2%	$216,762	$253,893	$37,131	17.1%

(1)
Represents a preliminary estimate of the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings expected to be recognized in the fourth quarter of 2017 due to the enactment of Tax Reform, which was signed into law on December 22, 2017. The final transition impact of Tax Reform may change from the preliminary estimate, possibly materially, when assumptions are refined and interpretations of the legislation are finalized Including the Company's application of any additional guidance that may be issued by the U.S. Department of the Treasury or the Internal Revenue Service.

PRIMERICA, INC.
Segment Operating Results	Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$644,373	$32,791	5.4%	$2,413,340	$2,534,068	$120,729	5.0%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	(300,144)	15,811	5.0%	(1,279,733)	(1,226,028)	53,705	4.2%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	334,251	344,230	48,602	16.4%	1,133,607	1,308,041	174,434	15.4%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(91,193)	(94,843)	(14,641)	-18.3%	(311,400)	(366,983)	(55,583)	-17.8%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	243,058	249,387	33,961	15.8%	822,207	941,057	118,851	14.5%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	2,527	2,754	744	37.0%	7,634	9,931	2,297	30.1%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	10,655	10,890	1,198	12.4%	36,541	41,236	4,694	12.8%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	256,240	263,031	35,903	15.8%	866,381	992,224	125,843	14.5%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	101,351	103,559	12,349	13.5%	350,640	398,212	47,572	13.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	50,386	56,294	4,550	8.8%	172,812	201,751	28,939	16.7%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	1,874	1,799	732	68.5%	4,301	6,728	2,427	56.4%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	36,086	33,142	1,162	3.6%	125,268	139,876	14,608	11.7%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	189,697	194,794	18,793	10.7%	653,020	746,567	93,547	14.3%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$68,237	$17,110	33.5%	$213,361	$245,657	$32,296	15.1%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$53,488	$58,307	$1,413	2.5%	$227,320	$233,005	$5,685	2.5%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	70,279	72,982	10,984	17.7%	237,604	275,158	37,554	15.8%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	13,811	14,720	(1,323)	-8.2%	50,861	55,030	4,168	8.2%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	2,480	2,499	418	20.1%	8,836	9,555	719	8.1%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	140,058	148,508	11,492	8.4%	524,621	572,747	48,126	9.2%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	2,780	(656)	(1,545)	nm	6,148	6,168	20	0.3%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	3,219	3,278	337	11.4%	11,456	12,505	1,049	9.2%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	38,338	41,261	1,230	3.1%	160,674	166,061	5,388	3.4%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	30,220	31,698	5,330	20.2%	99,639	118,513	18,874	18.9%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	26,451	25,945	(1)	nm	102,348	106,664	4,316	4.2%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	101,008	101,526	5,351	5.6%	380,265	409,912	29,647	7.8%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$39,050	$46,982	$6,141	15.0%	$144,355	$162,835	$18,480	12.8%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,886	$8,072	$8,191	$6,779	$7,319	$6,941	$7,249	$6,532	$(247)	-3.6%	$30,928	$28,041	$(2,887)	-9.3%
Ceded premiums	(2,063)	(2,191)	(2,462)	(2,710)	(1,692)	(1,868)	(1,869)	(2,331)	378	14.0%	(9,426)	(7,760)	1,666	17.7%
Net premiums	5,823	5,881	5,729	4,069	5,627	5,073	5,380	4,201	132	3.2%	21,502	20,281	(1,221)	-5.7%
Allocated net investment income	19,389	18,518	17,496	15,989	17,591	17,395	17,395	16,705	716	4.5%	71,391	69,086	(2,305)	-3.2%
Commissions and fees:
Loans	44	43	36	31	30	33	35	33	2	6.4%	153	131	(23)	-14.8%
DebtWatchers	282	280	262	264	241	223	216	195	(68)	-25.9%	1,087	876	(211)	-19.4%
Prepaid Legal Services	2,650	2,739	2,832	2,875	2,946	3,063	3,182	3,318	443	15.4%	11,096	12,509	1,413	12.7%
Auto and Homeowners Insurance	1,757	2,231	1,981	2,381	1,815	2,166	1,980	2,238	(143)	-6.0%	8,350	8,199	(151)	-1.8%
Long-Term Care Insurance	713	638	629	563	542	520	524	524	(39)	-6.9%	2,543	2,110	(433)	-17.0%
Other sales commissions	540	762	736	633	486	913	1,112	1,789	1,156	nm	2,671	4,300	1,629	61.0%
Other, net	1,171	1,296	1,283	1,450	1,294	1,530	1,156	1,320	(129)	-8.9%	5,200	5,300	100	1.9%
Adjusted operating revenues	32,370	32,387	30,984	28,254	30,572	30,917	30,981	30,323	2,068	7.3%	123,994	122,792	(1,203)	-1.0%
Benefits and expenses:
Benefits and claims	4,182	5,149	4,222	3,463	4,615	3,980	4,513	4,700	1,237	35.7%	17,016	17,807	792	4.7%
Amortization of DAC	(15)	539	427	671	(17)	613	218	666	(5)	-0.8%	1,622	1,480	(142)	-8.8%
Insurance commissions	548	494	537	447	532	461	500	382	(65)	-14.5%	2,026	1,875	(150)	-7.4%
Insurance expenses	2,101	1,771	1,712	1,496	1,904	1,988	1,551	1,961	465	31.1%	7,080	7,404	323	4.6%
Sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	3,463	3,864	936	32.0%	12,502	13,414	912	7.3%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	7,074	7,143	(14)	-0.2%	28,691	28,488	(203)	-0.7%
Other operating expenses	21,933	19,699	19,173	18,462	24,980	18,763	19,077	19,817	1,355	7.3%	79,267	82,636	3,370	4.3%
Benefits and expenses	39,145	38,029	36,408	34,622	42,006	36,170	36,395	38,532	3,910	11.3%	148,203	153,103	4,900	3.3%
Adjusted operating income before income taxes	$(6,775)	$(5,642)	$(5,423)	$(6,368)	$(11,434)	$(5,254)	$(5,415)	$(8,209)	$(1,841)	-28.9%	$(24,209)	$(30,312)	$(6,103)	-25.2%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

PRIMERICA, INC.
Term Life Insurance - Financial Results and Analysis	Financial Supplement

(Dollars in thousands)									YOY Q4				YOY YTD
Term Life Insurance Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$644,373	$32,791	5.4%	$2,413,340	$2,534,068	$120,729	5.0%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	(304,580)	(300,144)	15,811	5.0%	(1,279,733)	(1,226,028)	53,705	4.2%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	334,251	344,230	48,602	16.4%	1,133,607	1,308,041	174,434	15.4%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(91,193)	(94,843)	(14,641)	-18.3%	(311,400)	(366,983)	(55,583)	-17.8%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	243,058	249,387	33,961	15.8%	822,207	941,057	118,851	14.5%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	2,527	2,754	744	37.0%	7,634	9,931	2,297	30.1%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	10,655	10,890	1,198	12.4%	36,541	41,236	4,694	12.8%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	256,240	263,031	35,903	15.8%	866,381	992,224	125,843	14.5%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	101,351	103,559	12,349	13.5%	350,640	398,212	47,572	13.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	50,386	56,294	4,550	8.8%	172,812	201,751	28,939	16.7%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	1,874	1,799	732	68.5%	4,301	6,728	2,427	56.4%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	36,086	33,142	1,162	3.6%	125,268	139,876	14,608	11.7%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	189,697	194,794	18,793	10.7%	653,020	746,567	93,547	14.3%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$68,237	$17,110	33.5%	$213,361	$245,657	$32,296	15.1%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$189,540	$202,830	$211,137	$218,761	$227,390	$240,580	$250,457	$258,524	$39,763	18.2%	$822,269	$976,952	$154,683	18.8%
Legacy direct premiums (5)	399,704	401,287	397,258	392,821	392,989	389,906	388,373	385,849	(6,972)	-1.8%	1,591,071	1,557,117	(33,954)	-2.1%
Total direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$638,830	$644,373	$32,791	5.4%	$2,413,340	$2,534,068	$120,729	5.0%

Premiums ceded to IPO coinsurers	$321,494	$322,767	$319,516	$315,955	$312,982	$308,323	$304,580	$300,144	$(15,811)	-5.0%	$1,279,733	$1,226,028	$(53,705)	-4.2%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	79.6%	79.1%	78.4%	77.8%	nm	nm	80.4%	78.7%	nm	nm

Benefits and claims, net (6)	$158,571	$165,560	$166,497	$171,411	$182,866	$191,384	$192,544	$198,402	$26,990	15.7%	$662,040	$765,195	$103,156	15.6%
% of adjusted direct premiums	59.2%	58.8%	57.6%	58.0%	59.5%	59.4%	57.6%	57.6%	nm	nm	58.4%	58.5%	nm	nm

DAC amortization & insurance commissions	$42,193	$37,572	$44,537	$52,812	$51,542	$46,584	$52,260	$58,094	$5,281	10.0%	$177,113	$208,479	$31,366	17.7%
% of adjusted direct premiums	15.8%	13.4%	15.4%	17.9%	16.8%	14.5%	15.6%	16.9%	nm	nm	15.6%	15.9%	nm	nm

Insurance expenses, net (7)	$22,755	$22,072	$21,612	$22,287	$26,271	$24,687	$25,431	$22,251	$(36)	-0.2%	$88,726	$98,640	$9,914	11.2%
% of adjusted direct premiums	8.5%	7.8%	7.5%	7.5%	8.5%	7.7%	7.6%	6.5%	nm	nm	7.8%	7.5%	nm	nm

Total Term Life income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$66,543	$68,237	$17,110	33.5%	$213,361	$245,657	$32,296	15.1%
Term Life operating margin (8)	17.2%	20.6%	20.1%	17.3%	15.9%	19.2%	19.9%	19.8%	nm	nm	18.8%	18.8%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other, net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

PRIMERICA, INC.
Term Life Insurance - Key Statistics	Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	106,710	108,220	112,365	115,345	116,827	117,907	121,471	124,436	9,091	7.9%	106,710	116,827	10,117	9.5%
New life-licensed representatives	9,666	12,171	11,739	11,148	10,903	12,947	12,783	11,902	754	6.8%	44,724	48,535	3,811	8.5%
Non-renewal and terminated representatives	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)	(9,818)	(10,217)	(551)	-5.7%	(34,607)	(39,241)	(4,634)	-13.4%
Life-insurance licensed sales force, end of period	108,220	112,365	115,345	116,827	117,907	121,471	124,436	126,121	9,294	8.0%	116,827	126,121	9,294	8.0%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2	$65.8	$67.6	$1.4	2.2%	$245.2	$263.1	$17.8	7.3%
Additions and increases in premium	14.0	15.4	15.2	15.9	15.1	16.5	16.4	17.5	1.7	10.5%	60.4	65.5	5.1	8.4%
Total estimated annualized issued term life premium	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7	$82.2	$85.1	$3.1	3.8%	$305.7	$328.6	$22.9	7.5%

Issued term life policies	66,376	77,384	75,374	79,110	70,642	84,033	78,056	80,068	958	1.2%	298,244	312,799	14,555	4.9%
Estimated average annualized issued term life premium per policy (1)(2)	$814	$816	$822	$837	$841	$836	$843	$845	$8	1.0%	$822	$841	$19	2.3%

Term life face amount in-force, beginning of period ($mills)	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411	$35,249	4.9%	$693,194	$728,385	$35,191	5.1%
Issued term life face amount (3)	19,790	23,145	22,775	24,159	21,628	25,458	24,035	24,515	355	1.5%	89,869	95,635	5,766	6.4%
Terminated term life face amount	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)	(16,331)	(17,929)	(1,611)	-9.9%	(57,238)	(65,958)	(8,719)	-15.2%
Foreign currency impact, net	5,462	(321)	(962)	(1,619)	447	2,207	3,280	(165)	1,454	89.8%	2,560	5,769	3,209	nm
Term life face amount in-force, end of period	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411	$763,831	$35,446	4.9%	$728,385	$763,831	$35,446	4.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

PRIMERICA, INC.
Investment and Savings Products - Financial Results and Financial Analysis	Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Investment & Savings Products Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$53,488	$58,307	$1,413	2.5%	$227,320	$233,005	$5,685	2.5%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	70,279	72,982	10,984	17.7%	237,604	275,158	37,554	15.8%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	13,811	14,720	(1,323)	-8.2%	50,861	55,030	4,168	8.2%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	2,480	2,499	418	20.1%	8,836	9,555	719	8.1%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	140,058	148,508	11,492	8.4%	524,621	572,747	48,126	9.2%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	2,780	(656)	(1,545)	nm	6,148	6,168	20	0.3%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	3,219	3,278	337	11.4%	11,456	12,505	1,049	9.2%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	38,338	41,261	1,230	3.1%	160,674	166,061	5,388	3.4%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	30,220	31,698	5,330	20.2%	99,639	118,513	18,874	18.9%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	26,451	25,945	(1)	nm	102,348	106,664	4,316	4.2%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	101,008	101,526	5,351	5.6%	380,265	409,912	29,647	7.8%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$39,050	$46,982	$6,141	15.0%	$144,355	$162,835	$18,480	12.8%

Financial Analysis

Fees paid based on client asset values (1)	$4,298	$4,677	$4,893	$4,837	$4,884	$5,088	$5,440	$5,697	$860	17.8%	$18,704	$21,109	$2,405	12.9%
Fees paid based on fee-generating positions (2)	3,495	3,510	3,527	3,553	3,574	3,616	3,609	3,600	47	1.3%	14,085	14,399	314	2.2%
Other operating expenses	17,464	16,821	17,716	17,557	19,298	17,808	17,402	16,649	(908)	-5.2%	69,559	71,156	1,597	2.3%
Total other operating expenses	$25,257	$25,008	$26,136	$25,946	$27,756	$26,512	$26,451	$25,945	$(1)	nm	$102,348	$106,664	$4,316	4.2%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.31%	1.29%	1.44%	1.36%	1.27%	1.25%	1.26%	1.28%	nm	nm	1.35%	1.26%	nm	nm
Canada	1.10%	1.04%	1.00%	0.98%	1.01%	0.99%	0.98%	0.97%	nm	nm	1.04%	0.99%	nm	nm
Total	1.28%	1.26%	1.38%	1.32%	1.23%	1.21%	1.22%	1.24%	nm	nm	1.31%	1.22%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.036%	0.035%	0.035%	0.035%	0.036%	0.036%	0.036%	nm	nm	0.142%	0.143%	nm	nm
Canada	0.124%	0.131%	0.133%	0.139%	0.129%	0.123%	0.120%	0.154%	nm	nm	0.528%	0.527%	nm	nm
Total	0.050%	0.052%	0.051%	0.052%	0.051%	0.050%	0.050%	0.055%	nm	nm	0.206%	0.206%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.74	$2.81	$2.89	$4.34	$3.34	$3.32	$3.50	$3.84	nm	nm	$12.78	$14.00	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

PRIMERICA, INC.
Investment and Savings Products - Key Statistics	Financial Supplement

(Dollars in thousands, except as noted)									YOY Q4				YOY YTD
Key Statistics	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$599.9	$693.2	$652.4	$671.6	$752.2	$804.2	$707.4	$752.7	$81.1	12.1%	$2,617.0	$3,016.5	$399.4	15.3%
Canada Retail Mutual Funds	209.6	159.4	144.3	149.0	232.8	182.7	170.8	199.3	50.3	33.8%	662.4	785.6	123.2	18.6%
Indexed Annuities	84.4	114.2	99.7	100.5	80.9	83.6	64.2	58.4	(42.1)	-41.9%	398.8	287.0	(111.8)	-28.0%
Variable Annuities and other	349.4	383.6	322.0	359.4	346.2	366.5	301.7	368.2	8.8	2.5%	1,414.4	1,382.6	(31.8)	-2.2%
Total sales-based revenue generating product sales	1,243.3	1,350.5	1,218.5	1,280.4	1,412.2	1,437.0	1,244.1	1,378.5	98.1	7.7%	5,092.7	5,471.7	379.1	7.4%
Managed Accounts	45.2	55.2	54.0	57.4	70.8	72.4	125.4	159.7	102.3	nm	211.8	428.2	216.4	102.1%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	61.7	64.7	(5.1)	-7.3%	289.8	292.3	2.5	0.9%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$195.3	13.9%	$5,594.3	$6,192.2	$597.9	10.7%

Canada Retail Mutual Funds	$209.6	$159.4	$144.3	$149.0	$232.8	$182.7	$170.8	$199.3	$50.3	33.8%	$662.4	$785.6	$123.2	18.6%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	61.7	64.7	(5.1)	-7.3%	289.8	292.3	2.5	0.9%
Total Canada product sales	297.0	223.4	213.1	218.8	335.2	246.2	232.5	264.0	45.2	20.7%	952.2	1,077.9	125.7	13.2%
Total U.S. product sales	1,078.9	1,246.3	1,128.1	1,188.8	1,250.1	1,326.6	1,198.7	1,338.8	150.1	12.6%	4,642.1	5,114.3	472.2	10.2%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2	$1,602.9	$195.3	13.9%	$5,594.3	$6,192.2	$597.9	10.7%

Client asset values, beginning of period ($mills)	$47,353	$48,174	$49,372	$51,334	$52,339	$54,925	$56,591	$58,671	$7,336	14.3%	$47,353	$52,339	$4,986	10.5%
Inflows	1,376	1,470	1,341	1,408	1,585	1,573	1,431	1,603	195	13.9%	5,594	6,192	598	10.7%
Outflows (1)	(1,153)	(1,222)	(1,141)	(1,104)	(1,266)	(1,318)	(1,258)	(1,306)	(202)	-18.3%	(4,620)	(5,147)	(527)	-11.4%
Net flows	223	247	201	304	320	255	174	297	(7)	-2.2%	975	1,046	71	nm
Foreign currency impact, net	555	(32)	(99)	(171)	47	241	354	(18)	153	89.7%	254	624	371	nm
Change in market value, net and other (2)	43	983	1,860	871	2,219	1,170	1,552	2,217	1,346	nm	3,758	7,158	3,400	nm
Client asset values, end of period	$48,174	$49,372	$51,334	$52,339	$54,925	$56,591	$58,671	$61,167	$8,828	16.9%	$52,339	$61,167	$8,828	16.9%
Annualized net flows as % of beginning of period asset values	1.9%	2.1%	1.6%	2.4%	2.4%	1.9%	1.2%	2.0%	-0.3%	nm	2.1%	2.0%	-0.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$23,390	$24,326	$25,198	$25,617	$26,899	$27,890	$28,756	$29,826	$4,209	16.4%	$24,633	$28,343	$3,710	15.1%
Canada Retail Mutual Funds	5,478	5,963	6,133	6,157	6,434	6,673	6,960	7,255	1,099	17.8%	5,933	6,831	898	15.1%
Managed Accounts	1,582	1,680	1,776	1,840	1,954	2,084	2,246	2,494	654	35.5%	1,720	2,195	475	27.6%
Indexed Annuities	1,366	1,450	1,539	1,629	1,699	1,774	1,836	1,890	261	16.0%	1,496	1,800	304	20.3%
Variable Annuities and other	12,711	13,228	13,694	13,901	14,505	14,982	15,394	15,928	2,026	14.6%	13,384	15,202	1,819	13.6%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	2,463	2,513	211	9.2%	2,262	2,420	158	7.0%
Total	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656	$59,906	$8,460	16.4%	$49,427	$56,791	$7,364	14.9%

Canada Retail Mutual Funds	$5,478	$5,963	$6,133	$6,157	$6,434	$6,673	$6,960	$7,255	$1,099	17.8%	$5,933	$6,831	$898	15.1%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	2,463	2,513	211	9.2%	2,262	2,420	158	7.0%
Total Canada average client assets	7,597	8,252	8,472	8,458	8,765	9,048	9,423	9,768	1,310	15.5%	8,195	9,251	1,056	12.9%
Total U.S. average client assets	39,049	40,684	42,207	42,987	45,058	46,730	48,233	50,138	7,150	16.6%	41,232	47,540	6,308	15.3%
Total average client assets	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656	$59,906	$8,460	16.4%	$49,427	$56,791	$7,364	14.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,191	2,200	2,203	2,209	2,218	2,237	2,235	2,215	7	0.3%	2,201	2,226	26	1.2%
Recordkeeping only	666	684	690	666	670	676	678	677	11	1.6%	677	675	(1)	-0.2%
Total	2,857	2,884	2,893	2,875	2,887	2,913	2,913	2,892	17	0.6%	2,877	2,901	24	0.8%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

PRIMERICA, INC.
Investment Portfolio - Summary of Holdings	Financial Supplement

	As of or for the period ended December 31, 2017
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$279,962	$279,962	$-	12.4%	12.8%

Fixed Income:
Treasury	25,720	25,325	394	1.1%	1.2%	2.25%	AAA
Government	184,632	178,399	6,233	8.2%	8.1%	3.40%	AA-
Tax-Exempt Municipal	2,723	2,699	25	0.1%	0.1%	2.08%	A-
Corporate	1,251,255	1,216,009	35,246	55.5%	55.4%	4.18%	BBB+
Mortgage-Backed	122,665	119,456	3,209	5.4%	5.4%	3.51%	AAA
Asset-Backed	74,898	74,578	320	3.3%	3.4%	2.80%	AA
CMBS	135,392	134,003	1,389	6.0%	6.1%	3.35%	AAA
Private	129,913	126,788	3,125	5.8%	5.8%	4.70%	BBB
Redeemable Preferred	3,444	3,151	293	0.2%	0.1%	12.08%	BBB+
Convertible	2,001	1,718	283	0.1%	0.1%	5.51%	BBB-
Total Fixed Income	1,932,643	1,882,126	50,516	85.7%	85.8%	3.97%	A

Equities:
Perpetual Preferred	17,768	15,972	1,796	0.8%	0.7%
Common Stock	17,716	11,608	6,108	0.8%	0.5%
Mutual Fund	6,190	4,262	1,928	0.3%	0.2%
Other	860	860	-	0.0%	0.0%
Total Equities	42,534	32,702	9,832	1.9%	1.5%

Total Invested Assets	$2,255,139	$2,194,790	$60,349	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$148,911	$146,323	$2,588	11.9%	12.0%
Consumer Non Cyclical	144,998	141,542	3,456	11.6%	11.6%
Reits	136,455	132,761	3,694	10.9%	10.9%
Energy	134,142	129,853	4,289	10.7%	10.7%
Insurance	107,560	104,494	3,066	8.6%	8.6%
Technology	96,883	94,266	2,618	7.7%	7.8%
Communications	93,989	90,772	3,217	7.5%	7.5%
Capital Goods	85,311	82,991	2,320	6.8%	6.8%
Electric	71,311	68,495	2,817	5.7%	5.6%
Basic Industry	69,676	66,871	2,805	5.6%	5.5%
Consumer Cyclical	60,682	59,135	1,546	4.8%	4.9%
Transportation	44,940	44,052	888	3.6%	3.6%
Brokerage	27,213	26,036	1,177	2.2%	2.1%
Industrial Other	13,580	13,162	418	1.1%	1.1%
Natural Gas	6,401	6,174	227	0.5%	0.5%
Financial Other	4,236	4,220	16	0.3%	0.3%
Finance Companies	3,940	3,865	75	0.3%	0.3%
Utility Other	1,027	997	30	0.1%	0.1%
Total Corporate portfolio	$1,251,255	$1,216,009	$35,246	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$185,971	$184,185	$1,786	9.6%	9.8%	3.89%
1-2 Yrs.	242,169	234,865	7,305	12.5%	12.5%	4.91%
2-5 Yrs.	785,470	765,486	19,984	40.6%	40.7%	3.77%
5-10 Yrs.	660,338	643,832	16,506	34.2%	34.2%	3.85%
> 10 Yrs.	58,695	53,759	4,936	3.0%	2.9%	4.44%
Total Fixed Income	$1,932,643	$1,882,126	$50,516	100.0%	100.0%	3.97%

Duration

Fixed Income portfolio duration	3.8	years

Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

PRIMERICA, INC.
Investment Portfolio - Quality Ratings As of December 31, 2017	Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$360,622	19.2%
AA	158,574	8.4%
A	417,047	22.2%
BBB	875,846	46.5%
Below Investment Grade	66,136	3.5%
NA	3,901	0.2%
Total Fixed Income	$1,882,126	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$10,637	0.9%	AAA	$-	—
AA	66,657	5.5%	AA	1,171	0.9%
A	334,107	27.5%	A	8,432	6.7%
BBB	751,106	61.8%	BBB	110,926	87.5%
Below Investment Grade	53,323	4.4%	Below Investment Grade	6,259	4.9%
NA	179	0.0%	NA	-	—
Total Corporate	$1,216,009	100.0%	Total Private	$126,788	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$130,044	97.0%	AAA	$117,015	98.0%
AA	395	0.3%	AA	-	—
A	2,717	2.0%	A	1,279	1.1%
BBB	-	—	BBB	333	0.3%
Below Investment Grade	847	0.6%	Below Investment Grade	830	0.7%
NA	-	—	NA	-	—
Total CMBS	$134,003	100.0%	Total Mortgage-Backed	$119,456	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$41,766	56.0%	AAA	$60,627	29.8%
AA	5,619	7.5%	AA	83,467	41.0%
A	21,789	29.2%	A	48,321	23.7%
BBB	1,698	2.3%	BBB	7,117	3.5%
Below Investment Grade	187	0.3%	Below Investment Grade	4,192	2.1%
NA	3,519	4.7%	NA	-	—
Total Asset-Backed	$74,578	100.0%	Total Treasury & Government	$203,724	100.0%

NAIC Designations

1	$727,058	45.6%
2	804,502	50.5%
3	50,120	3.1%
4	10,108	0.6%
5	692	0.0%
6	502	0.0%
U.S. Insurer Fixed Income (2)	1,592,981	100.0%
Other (3)	321,847
Cash and cash equivalents	279,962
Total Invested Assets	$2,194,790

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,249	$18,377	$18,578	$18,469	$19,069	$19,200	$19,268	$19,340	871	4.7%
Fixed-maturity securities (held-to-maturity)	4,154	4,605	4,957	5,164	5,718	6,087	7,231	7,829	2,665	51.6%
Equity Securities	520	502	505	526	535	515	525	519	(7)	-1.3%
Deposit asset underlying 10% reinsurance treaty	2,200	2,185	1,058	(231)	1,032	770	869	299	530	n/m
Policy loans and other invested assets	330	352	317	342	305	317	395	397	55	16.1%
Cash & cash equivalents	149	199	148	135	194	246	282	402	267	197.8%
Total investment income	26,602	26,220	25,563	24,405	26,853	27,135	28,570	28,786	4,381	18.0%
Investment expenses	1,210	1,226	1,208	1,242	1,241	1,306	1,417	1,498	256	20.6%
Interest Expense on Surplus Note	4,154	4,605	4,957	5,164	5,718	6,087	7,231	7,829	2,665	51.6%
Net investment income	$21,238	$20,389	$19,398	$17,999	$19,894	$19,742	$19,922	19,459	1,460	8.1%
Fixed income book yield, end of period	4.46%	4.40%	4.29%	4.21%	4.18%	4.11%	4.04%	3.97%
New money yield	3.14%	2.41%	1.24%	2.00%	2.31%	2.83%	2.85%	2.28%

									YOY Q4
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.7%	15.6%	16.1%	17.0%	17.4%	17.3%	18.6%	19.2%	2.2%
AA	8.1%	9.3%	9.5%	9.3%	9.5%	8.4%	8.5%	8.4%	-0.9%
A	22.5%	21.9%	21.2%	22.2%	21.6%	23.5%	22.5%	22.2%	-0.1%
BBB	46.3%	47.5%	47.7%	45.8%	46.0%	45.8%	46.3%	46.5%	0.7%
Below Investment Grade	6.4%	5.6%	5.2%	5.4%	5.0%	4.5%	3.7%	3.5%	-1.9%
NA	0.0%	0.1%	0.4%	0.3%	0.4%	0.3%	0.3%	0.2%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A-	A-	A-	A-	A	na

		As of December 31, 2017				As of December 31, 2017			As of December 31, 2017
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$21,179	$20,898	AAA	Canada	$65,070	$62,980	AAA	$1,243	$1,241
2	AT&T Inc	13,450	12,470	BBB+	Australia	59,112	57,285	AA	6,568	6,333
3	National Rural Utilities Cooperative	10,925	10,278	A	United Kingdom	46,676	45,550	A	15,211	14,715
4	Wells Fargo & Co	10,757	10,148	A	Switzerland	18,337	18,176	BBB	5,325	5,026
5	General Electric Co	10,511	10,267	A	France	17,120	16,612	Below Investment Grade	4,385	4,192
6	Goldman Sachs Group Inc/The	9,987	9,770	BBB+	Bermuda	16,636	16,217	NA	2,190	2,091
7	Municipal Finance Authority of British Columbia	9,821	9,882	AAA	Ireland	14,022	13,649	Total	$34,922	$33,597
8	Province of Ontario Canada	9,467	9,124	A+	Germany	13,307	13,224
9	Province of Alberta Canada	9,257	9,142	A+	Cayman Islands	12,793	12,534
10	Enbridge Inc	9,093	8,822	BBB+	Netherlands	12,173	11,150	Non-Government Investments (1)
11	Province of Quebec Canada	8,548	7,704	AA-	Belgium	10,023	9,696
12	American Airlines Group Inc	8,412	8,354	AA-	Israel	8,239	8,160	AAA	$3,971	$3,952
13	Anheuser-Busch InBev SA/NV	8,004	7,724	A-	Japan	7,903	7,698	AA	27,509	27,363
14	HSBC Holdings PLC	7,954	7,786	A	Brazil	7,832	7,585	A	105,066	103,053
15	City of Toronto Canada	7,843	7,786	AA	Mexico	7,382	7,106	BBB	190,694	183,559
16	TransCanada Corp	7,755	7,542	A-	Emerging Markets (2)	12,045	11,501	Below Investment Grade	5,562	5,518
17	Australia & New Zealand Banking	7,625	7,496	AA-	All Other	39,259	38,121	NA	204	203
18	National Fuel Gas Co	7,546	7,079	BBB	Total	$367,929	$357,246	Total	$333,006	$323,648
19	Brookfield Asset Management Inc	7,152	6,943	A-
20	SunTrust Banks Inc	6,913	6,897	BBB+
21	Apple Inc	6,806	6,738	AA+
22	Ventas Inc	6,762	6,558	BBB+
23	Express Scripts Holding Co	6,744	6,527	BBB+
24	Province of Manitoba Canada	6,681	6,615	A+
25	Comcast Corp	6,679	6,479	A-
Total		$225,872	$219,031

% of total fixed income portfolio		10.0%	10.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2013	2014	2015	2016	2017	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017

Recruits	186,251	190,439	228,115	262,732	303,867	63,427	65,273	73,706	60,326	70,983	78,273	90,210	64,401

Life-insurance licensed sales force, beginning of period	92,373	95,566	98,358	106,710	116,827	106,710	108,220	112,365	115,345	116,827	117,907	121,471	124,436
New life-licensed representatives	34,155	33,832	39,632	44,724	48,535	9,666	12,171	11,739	11,148	10,903	12,947	12,783	11,902
Non-renewal and terminated representatives	(30,962)	(31,040)	(31,280)	(34,607)	(39,241)	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)	(9,818)	(10,217)
Life-insurance licensed sales force, end of period	95,566	98,358	106,710	116,827	126,121	108,220	112,365	115,345	116,827	117,907	121,471	124,436	126,121

Issued term life policies	214,617	220,984	260,059	298,244	312,799	66,376	77,384	75,374	79,110	70,642	84,033	78,056	80,068

Issued term life face amount	$67,783	$69,574	$79,111	$89,869	$95,635	$19,790	$23,145	$22,775	$24,159	$21,628	$25,458	$24,035	$24,515

Term life face amount in force, beginning of period	$670,412	$674,868	$681,927	$693,194	$728,385	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411
Issued term life face amount	67,783	69,574	79,111	89,869	95,635	19,790	23,145	22,775	24,159	21,628	25,458	24,035	24,515
Terminated term life face amount	(57,730)	(54,962)	(53,580)	(57,238)	(65,958)	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)	(16,331)	(17,929)
Foreign currency impact, net	(5,596)	(7,553)	(14,263)	2,560	5,769	5,462	(321)	(962)	(1,619)	447	2,207	3,280	(165)
Term life face amount in force, end of period	$674,868	$681,927	$693,194	$728,385	$763,831	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$757,411	$763,831

Estimated annualized issued term life premium
Premium from new policies	$173.5	$179.8	$212.4	$245.2	$263.1	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2	$65.8	$67.6
Additions and increases in premium	48.6	51.6	54.9	60.4	65.5	14.0	15.4	15.2	15.9	15.1	16.5	16.4	17.5
Total estimated annualized issued term life premium	$222.1	$231.4	$267.3	$305.7	$328.6	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7	$82.2	$85.1

Investment & Savings product sales	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$1,431.2	$1,602.9

Investment & Savings average client asset values	$41,035	$46,936	$48,477	$49,427	$56,791	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$57,656	$59,906